Webcast Presentation July 23, 2015 Q2 2015 Earnings

2 Q2 2015 Earnings Webcast, 07/23/2015 Safe Harbor Statement Note: All statements made herein that are not historical facts should be considered as “forward- looking statements” within the meaning of the Private Securities Litigation Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. Such risks, uncertainties and other factors include, but are not limited to: adverse economic conditions; increase in competition; debt levels, terms, financial market conditions or interest rate fluctuations; risks related to acquisitions, including the integration of acquired businesses; disruptions in operations or information technology systems; expansion of business activities; litigation, contingencies or claims; product, labor or other cost fluctuations; exchange rate fluctuations; and other factors described in detail in the Form 10-K for WESCO International, Inc. for the year ended December 31, 2014 and any subsequent filings with the Securities & Exchange Commission. Any numerical or other representations in this presentation do not represent guidance by management and should not be construed as such. The following presentation includes a discussion of certain non-GAAP financial measures. Information required by Regulation G with respect to such non-GAAP financial measures can be found in the appendix and obtained via WESCO’s website, www.wesco.com.

3 Q2 2015 Earnings Webcast, 07/23/2015 (1.8) (1.2) 1.6 1.5 1.6 6.0 6.7 8.1 3.2 (3.0) Q1 Q2 Q3 Q4 2013 2014 2015 Q2 2015 Highlights Organic Growth (%) …challenging year, driven by industrial, Canada & foreign exchange • Organic sales were flat in the U.S. and down 7% in Canada • Oil and gas sales down approximately 30% • Month-to-date July sales down approximately 3% consolidated and 2% organic • Cost controls partially mitigated margin decline; additional cost reduction actions launched • Strong free cash flow and financial leverage within target range • Approximately 750,000 shares repurchased; 1.1 million YTD • Robust acquisition pipeline April Flat May (4)% June (6)% Note: Workday adjusted; see appendix for non-GAAP reconciliations. Q1 Q2 Q3 Q4 Q1 Q2

Industrial End Market

Core Sales Growth versus Prior Year


41%
Industrial
• Global Accounts
• Integrated Supply
• OEM
• General Industrial


2014
5.0%
2.1%
5.0%
7.0%
5.8%
(4.1)%
(10.2)%
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Q2 2015

Note: Excludes acquisitions during the first year of ownership. Workday adjusted.

- Q2 2015 Sales
  - Down 10.2% versus prior year
  - Down 0.6% sequentially
  - Sales declines driven by oil and gas, metals and mining, and OEM customers
- Weak commodity prices and strong U.S. dollar weighing on manufacturing sector causing deferred maintenance and project spending.
- Channel inventory levels remain tight.
- Global Accounts and Integrated Supply bidding activity levels remain strong.
- Customer trends include higher expectations for supply chain process improvements, cost reductions, and supplier consolidation.



Industrial

Awarded a multi-year contract to supply electrical MRO products across multiple plants for a global food manufacturer.

4

Q2 2015 Earnings Webcast, 07/23/2015

5 Q2 2015 Earnings Webcast, 07/23/2015 • Q2 2015 Sales − Down 7.7% versus prior year, with U.S. down 4%, and Canada down 3% in C$ − Up 6.4% sequentially − Sales declines driven by weakness with contractors serving industrial market partially offset by growth with commercial construction contractors • U.S. construction sales down 3.7%; Canada construction sales down 2.9% organically. • Backlog flat versus year end and down 7% from prior year. • Non-residential construction market leading indicators are generally positive in U.S. outside of oil and gas, metals and mining. • Non-residential construction market still well below its prior peak in 2008. (7.7)% Construction • Non- Residential • Residential 31% Core Sales Growth versus Prior Year Construction End Market Construction Note: Excludes acquisitions during the first year of ownership. Workday adjusted. Q2 2014 Q1 2014 2.3% 3.8% Awarded a contract with a public water company to provide an upgraded switchgear and electrical package to replace original equipment installed over 50 years ago. (5.9)% Q3 2014 Q4 2014 5.2% Q1 2015 3.9% 2014 1.5% Q2 2015

Utility End Market

Core Sales Growth versus Prior Year



15%
Utility
• Investor Owned
• Public Power
• Utility Contractors



2014
6.6%
1.5%
6.1%
10.6%
7.9%
6.5%
5.7%
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Q2 2015

Note: Excludes acquisitions during the first year of ownership. Workday adjusted.

- Q2 2015 Sales
  - Up 5.7% versus prior year
  - Up 9.5% sequentially
- Seventeenth consecutive quarter of year-over-year sales growth.
- Scope expansion and value creation with IOU, public power, and generation customers providing utility sales growth.
- Housing market expected to be positive catalyst for future distribution grid spending.
- Increased capital spending is underway and planned for certain investor owned utilities.
- Continued interest for Integrated Supply solution offerings.



Utility

Awarded two transmission project contracts with an Investor Owned Utility. One award was for a multi-year project to provide transmission material procurement and supply chain management services. The second award was for transmission material procurement.

6

Q2 2015 Earnings Webcast, 07/23/2015

7 Q2 2015 Earnings Webcast, 07/23/2015 CIG End Market • Q2 2015 Sales − Down 0.5% versus prior year − Up 7.4% sequentially • Bidding levels remain active in commercial, institutional, and government markets. • Focus remains on energy efficiency (lighting, automation, metering) and security. • Opportunities exist to support data center construction and retrofits and cloud technology projects. Government Core Sales Growth versus Prior Year CIG • Commercial • Institutional • Government 13% Note: Excludes acquisitions during the first year of ownership. Workday adjusted. Awarded a multi-year contract to provide data communications, security and fiber connectivity products for multiple data center locations with a large technology company. 3.3% 5.2% 2.3% 7.4% 4.3% (0.5)% 2014 4.5% Q2 2014 Q1 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015

8 Q2 2015 Earnings Webcast, 07/23/2015 Q2 2015 Results Outlook Actual YOY Sales (3)% growth to flat $1.92B (4.4)% growth (3.0)% organic Gross Margin 19.9% Down 60 bps SG&A $275M, 14.4% Down 1%, Up 50 bps Operating Profit $90M Down 22% Operating Margin 5.3% to 5.5% 4.7% Down 110 bps Effective Tax Rate 29% to 30% 29.3% Up 1.3% 160 bps (0.3)% Growth 170 bps 20 bps $1.92B $2.01B Q2 2015 Sales Acquisitions Foreign Exchange Rest of World Canada U.S. Q2 2014 Sales 300 bps 110 bps (6.9)% Growth (18.8)% Growth (3.0)% Organic Growth (4.4)% Growth

9 Q2 2015 Earnings Webcast, 07/23/2015 EPS Walk Q2 2014 $1.29 Core Operations ~(0.25) Acquisitions 0.02 Foreign Exchange Impact (0.07) Tax Rate (0.02) Share Count 0.03 Q2 2015 $1.00

10 Q2 2015 Earnings Webcast, 07/23/2015 1.5 2 2.5 3 3.5 4 4.5 5 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 39.0 120.0 YTD Q2 2014 YTD Q2 2015 Cash Generation Free Cash Flow ($ Millions) See appendix for non-GAAP reconciliations. 122% of net income 32% of net income ~ $1B of free cash flow over last 5 years 2013 2014 Target Leverage 2.0x – 3.5x 3.3X Leverage (Total Par Debt to TTM EBITDA) 2015

11 Q2 2015 Earnings Webcast, 07/23/2015 2015 Outlook Q3 FY Sales (3)% growth to flat (3)% growth to flat Operating Margin 5.7% to 5.9% 5.3% to 5.5% Effective Tax Rate 29% to 30% ~ 29% EPS $4.50 to $4.90 Free Cash Flow >80% of net income Notes: Excludes unannounced acquisitions. Assumes a CAD/USD exchange rate of 0.79.

12 Q2 2015 Earnings Webcast, 07/23/2015 Appendix

13 Q2 2015 Earnings Webcast, 07/23/2015 WESCO Profile 2015 41% 31% 15% 13% 41% 14% 15% 11% 10% 9% Controls & Motors Lighting & Controls General Supplies Data & Broadband Communications Wire, Cable & Conduit Distribution Equipment Note: Markets & Customers and Products & Services percentages reported on a TTM consolidated basis. Products & Services Markets & Customers Utility CIG Industrial Construction Investor Owned | Public Power Utility Contractors Commercial | Institutional | Government Global Accounts | Integrated Supply OEM | General Industrial Non-Residential | Contractors

14 Q2 2015 Earnings Webcast, 07/23/2015 Sales Growth 2013 2014 2015 Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 Q4 FY Q1 Q2 Consolidated 12.6 13.2 16.6 14.3 14.2 0.2 5.9 7.6 6.1 5.0 0.3 (4.4) Acquisition Impact 16.0 14.6 14.1 13.8 14.6 0.5 1.6 1.8 1.6 1.4 1.2 1.6 Core (3.4) (1.4) 2.5 0.5 (0.4) (0.3) 4.3 5.8 4.5 3.6 (0.9) (6.0) FX Impact 0.0 (0.2) (0.7) (1.0) (0.4) (1.9) (1.7) (0.9) (2.0) (1.6) (2.5) (3.0) Organic (3.4) (1.2) 3.2 1.5 0.0 1.6 6.0 6.7 6.5 5.2 1.6 (3.0) WD Impact (1.6) 1.6 (1.6) (0.4) (1.6) Normalized Organic (1.8) (1.2) 1.6 1.5 0.0 1.6 6.0 6.7 8.1 5.6 3.2 (3.0) Estimated Price Impact 1.0 0.0 0.0 0.0 0.2 0.5 0.5 0.5 0.5 0.5 0.0 0.0 (%)

15 Q2 2015 Earnings Webcast, 07/23/2015 Q2 2015 Sales Growth – Geography U.S. Canada International Total Change in net sales 2.0 (17.8) (25.0) (4.4) Impact from acquisitions 2.3 - - 1.6 Impact from foreign exchange rates - (10.9) (6.2) (3.0) Impact from number of workdays - - - - Normalized organic sales growth (0.3) (6.9) (18.8) (3.0) (%)

16 Q2 2015 Earnings Webcast, 07/23/2015 Note: The prior period end market amounts noted above may contain reclassifications to conform to current period presentation. ($ Millions) Sales Growth – End Markets Q2 2015 vs. Q2 2014 Q2 2015 vs. Q1 2015 Q20 Q20 Q20 Q10 2015 2014%00 Growth 2015 2015%00 Growth Industrial Core 755 841 (10.2)% 755 760 (0.6)% Construction Core 583 632 (7.7)% 583 547 6.4% Utility Core 293 277 5.7% 298 272 9.5% CIG Core 261 262 (0.5)% 261 243 7.4% Total Core Gross Sales 1,892 2,012 (6.0)% 1,897 1,822 4.1% Total Gross Sales from Acquisitions 32 - - 27 - - Total Gross Sales 1,924 2,012 (4.4)% 1,924 1,822 5.5% Gross Sales Reductions/Discounts (7) (7) - (7) (6) - Total Net Sales 1,917 2,005 (4.4)% 1,917 1,816 5.5%

17 Q2 2015 Earnings Webcast, 07/23/2015 Outstanding at December 31, 2014 Outstanding at June 30, 2015 Debt Maturity Schedule AR Revolver (V) 430 478 2016 Inventory Revolver (V) 8 78 2016 Senior Notes (F) 500 500 2021 2019 Term Loans (V) 252 202 2019 2029 Convertible Bonds (F) 345 345 2029 (1) Other (V) 51 50 N/A Total Par Debt 1,586 1,653 Capital Structure Key Financial Metrics Q2 2014 YE 2014 Q2 2015 Cash 102 128 174 Capital Expenditures (YTD) 12 21 13 Free Cash Flow (YTD) 39 231 120 Liquidity (2) 542 638 527 ($ Millions) V = Variable Rate Debt 1 = No put; first callable date September 2016. F = Fixed Rate Debt 2 = Asset-backed credit facilities total availability plus invested cash.

18 Q2 2015 Earnings Webcast, 07/23/2015 Financial Leverage Twelve Months Ended June 30, 2015 Financial leverage ratio: Income from operations $ 435 Depreciation and amortization 67 EBITDA $ 502 June 30, 2015 Current debt and short-term borrowings $ 49 Long-term debt 1,437 Debt discount related to convertible debentures and term loan (1) 167 Total debt including debt discount $ 1,653 Financial leverage ratio 3.3X (1)The convertible debentures and term loan are presented in the condensed consolidated balance sheets in long-term debt net of the unamortized discount. ($ Millions)

19 Q2 2015 Earnings Webcast, 07/23/2015 ($ Millions) Maturity Par Value of Debt Debt Discount Debt per Balance Sheet 2029 344.9 (165.4) 179.5 Convertible Debt At June 30, 2015 Non-Cash Interest Expense ($ Millions) 2013 2014 YTD Q2 2015 Convertible Debt 4.3 4.1 3.2 Amortization of Deferred Financing Fees 4.9 4.4 3.4 FIN 48 0.6 1.0 0.3 Accrued Interest in Excess of Paid 0.4 0.0 0.1 Total 10.2 9.5 7.0 Convertible Debt and Non-Cash Interest

20 Q2 2015 Earnings Webcast, 07/23/2015 EPS Dilution Weighted Average Quarterly Share Count Stock Price Incremental Shares from 2029 Convertible Debt (in millions)3 Incremental Shares from Equity Awards (in millions) Total Diluted Share Count (in millions)4 $50.00 5.05 0.47 49.52 $60.00 6.20 0.55 50.75 $70.00 7.02 0.75 51.77 Q2 2015 Average $71.71 7.14 0.77 51.91 $80.00 7.64 0.87 52.51 $90.00 8.12 0.96 53.08 $100.00 8.50 1.07 53.57 2029 Convertible Debt Details Conversion Price $28.8656 Conversion Rate 34.6433 1 Underlying Shares 11,947,671 2 Footnotes: 2029 Convertible Debenture 1 1000/28.8656 2 $344.9 million/1,000 x 34.6433 3 (Underlying Shares x Avg. Quarterly. Stock Price) minus $344.9 million Avg. Quarterly Stock Price 4 Basic Share Count of 44.00 million shares

21 Q2 2015 Earnings Webcast, 07/23/2015 Work Days Q1 Q2 Q3 Q4 FY 2014 63 64 64 62 253 2015 62 64 64 63 253

22 Q2 2015 Earnings Webcast, 07/23/2015 Free Cash Flow Reconciliation Q2 2014 Q2 2015 YTD Q2 2014 YTD Q2 2015 Cash flow provided by operations 4.1 42.5 50.8 132.6 Less: Capital expenditures (6.8) (7.6) (11.8) (12.6) Free Cash Flow (2.7) 34.9 39.0 120.0 Note: Free cash flow is provided by the Company as an additional liquidity measure. Capital expenditures are deducted from operating cash flow to determine free cash flow. Free cash flow is available to fund the Company's financing needs. ($ Millions)